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GreenPoint Manufactured Housing
Contract Trust
Pass Through
Certificates
Series 2000-7
Investor Number 52000122

Determination     11-Jan-01
Date:
Remittance Date:  17-Jan-01
Month End Date:   31-Dec-00

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
 (a)  Class A-1 Distribution Amount                                                               2,148,985.29
 (b)  Class A-1 Distribution Principal                                                            1,310,185.29
                   Scheduled Payments of Principal                                249,331.37
                   Partial Prepayments                                            161,672.66
                   Scheduled Principal Balance Principal Prepayment in Full       837,599.24
                   Scheduled Principal Balance Liquidated Contracts                     0.00
                   Scheduled Principal Balance Repurchases                         61,582.02
                   Previous Holdover Amount                                             0.00
                   Previous Undistributed Shortfalls                                    0.00
 (c)  Class A-1 Interest Distribution                                                               838,800.00
      Class A-1 Interest Shortfall                                                                        0.00
 (d)  Class A-1 Remaining Certificate Balance                                                   158,689,814.71

 (e)  Class A-2 Distribution Amount                                                                 514,500.00
 (f)  Class A-2 Distribution Principal                                                                    0.00
                   Scheduled Payments of Principal                                      0.00
                   Partial Prepayments                                                  0.00
                   Scheduled Principal Balance Principal Prepayment in Full             0.00
                   Scheduled Principal Balance Liquidated Contracts                     0.00
                   Scheduled Principal Balance Repurchases                              0.00
                   Previous Holdover Amount                                             0.00
                   Current Holdover Amount                                              0.00
                   Previous Undistributed Shortfalls                                    0.00
 (g)  Class A-2 Interest Distribution                                                               514,500.00
      Class A-2 Interest Shortfall                                                                        0.00
 (h)  Class A-2 Remaining Certificate Balance                                                   100,000,000.00

 (i)  Class A-1 Pass Through Rate                                                                     6.990000%
      Class A-2 Pass Through Rate                                                                     6.860000%

 (j)  Senior Monthly Servicing Fee                                                                  216,666.67
      Subordinated Monthly Servicing Fee                                                                  0.00
      Subordinated Monthly Servicing Fees remaining unpaid                                                0.00
      Section 7.05 Legal Fees                                                                             0.00

 (k)  Servicing Fees Subordination Event                                                                    NO

 (l)  Servicer Termination Event                                                                            NO

 (m)  Delinquency                                                 # of Contracts                Prin. Balance
                                                                  --------------             ------------------

                   a)  Loans 31 to 59 days delinquent                   73                        3,438,722.64
                   b)  Loans 60 to 89 days delinquent                   13                          529,162.00
                   c)  Loans delinquent 90 or more days                  0                                0.00
                                                                    ------------             ------------------
                                                                        86                        3,967,884.64
                                                                    ============             ==================

 (n)  Repurchased Contracts

                   Repurchased Contracts                              Number                 Repurchase Price
                                                                                             ----------------
                                                                    ------------
                   (see attached schedule)        Total Repurchases      1                           61,582.02
                                                                    ============             ==================

 (o)  Repossessions or Foreclosures                                   Number                  Actual Balance
                                                                    ------------             ------------------
                                                  BOP Repossessions      0                   $            0.00
                                            Plus Repossessions this      2                          114,920.38
                                                              Month

                                                  Less Liquidations      0                   $            0.00
                                                                    ------------             ------------------
                                                  EOP Repossessions      2                   $      114,920.38
                                                                    ============             ==================

 (p)  Enhancement Payment                                                                                 0.00

 (q)  Monthly Advance                                                                                     0.00
      Outstanding Amount Advanced                                                                         0.00

 (r)  Deposit to Special Account                                                                          0.00

 (s)  Amount Distributed to Class R Certificateholders                                                    0.00

 (t)  Previous Period Net Weighted Average Contract Rate                                                  9.68%
      Current Period Net Weighted Average Contract Rate                                                   9.68%

 (u)  Number of Manufactured Homes currently held due to repossession                                        2
      Principal balance of Manufactured Homes currently held                                        114,920.38

 (v)  Beginning of Period Scheduled Pool Balance                                                260,000,000.00
      Beginning Pool Principal Balance Percentage                                                   100.000000%
      Ending of Period Scheduled Pool Balance                                                   258,689,814.71
      Ending  Principal Balance Percentage                                                           99.496083%
      Ending Collateral Loan Balance                                                            258,712,944.93

 (w)  Aggregate Deficiency Amounts                                                                        0.00
      Servicer Deficiency Amounts received                                                                0.00

 (x)  Additional Items

 (y)  Class A-1 Net Funds Carryover Amount                                                                0.00
      Class A-2 Net Funds Carryover Amount                                                                0.00

 (z)  Cumulative Realized Losses                                                                          0.00
      Current Realized Loss Ratio                                                                        0.000%

(aa)  LOC
      Beginning of Period Available Letter of Credit                                             70,460,000.00
      Draws to the Letter of Credit                                                                       0.00
      Reimbursements to the Letter of Credit                                                              0.00
      Undrawn Amount                                                                             70,460,000.00
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